EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of European Sustainable Growth Acquisition Corp. (the “Company”) on Form 10-K for the year ended October 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Speidel, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 31, 2022

By:	/s/ Thomas Speidel
Name: Title:	Thomas Speidel Chief Executive Officer and Director (Principal Executive Officer)